PIONEER TAX FREE INCOME FUND

               INVESTOR CLASS PROSPECTUS, DATED DECEMBER 10, 2004

Pioneer Tax Free Income Fund (the "Fund") issued Investor Class shares in connection with the reorganization of Safeco Intermediate-Term Municipal Bond Fund into the Fund (the "Reorganization"). The Fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Fund's outstanding Investor Class shares. Holders of Investor Class shares of the Fund may be eligible to purchase Class A shares of the Fund without paying a sales load, pursuant to the prospectus for that class.

ALL INVESTOR CLASS SHARES OF THE FUND, WHENEVER ISSUED, CONVERT TO CLASS A SHARES OF THE FUND ON DECEMBER 10, 2006.

A copy of the prospectus for the Fund's Class A, Class B and Class C shares is attached. The following sections from the Class A, Class B and Class C shares prospectus are incorporated by reference into this prospectus:

     o    Basic information about the fund (other than "Fees and expenses");

     o    Management;

     o    Dividends, capital gains and taxes;

     o    Financial highlights; and

     o    The following sections under "Buying, exchanging and selling shares":

               o    Net asset value

               o Opening your account-- Account options, Telephone transaction privileges and Online transaction privileges

               o General rules on buying, exchanging and selling shares (other than the subsections entitled "Buying" and "Buying Shares")

               o    Account options

               o    Shareowner services

               o    Shareowner account policies

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREOWNER FEES
PAID DIRECTLY FROM YOUR INVESTMENT     INVESTOR CLASS
Maximum sales charge (load) when
you buy shares                              None

Maximum deferred sales charge (load)        None

ANNUAL FUND OPERATING EXPENSES
PAID FROM THE ASSETS OF THE FUND
as a percentage of average daily net assets   INVESTOR CLASS(4)

Management Fee                                      0.49%
Distribution and Service (12b-1) Fee                None
Other Expenses(1)                                   0.20%
Total Annual Fund Operating Expenses(2)             0.69%
                                                    ----
Less: Fee Waiver and Expense Limitation(3)          None
Net Expenses(3)                                     0.69%

(1)  Other expenses are based on estimated amounts for the current fiscal year.

(2) The fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) to the extent required to reduce Investor Class expenses to 0.70% of the average daily net assets attributable to Investor Class shares. There can be no assurance that Pioneer will extend the expense limitation beyond the two-year period. See the statement of additional information for details regarding the expense limitation agreement.

(4)  The table below shows expenses for Class A shares.

     ANNUAL FUND OPERATING EXPENSES
     PAID FROM THE ASSETS OF THE FUND
     as a percentage of average daily net assets   CLASS A

     Management Fee                                 0.49%
     Distribution and Service (12b-1) Fee           0.25%
     Other Expenses                                 0.19%
     Total Annual Fund Operating Expenses*          0.93%

     * The fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

EXAMPLE
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's gross operating expenses remain the same, e) Pioneer's contractual expense limitation is in effect for two years and f) beginning in year three, the expenses are based on the gross expenses of Class A shares.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

     Number of years you own your shares

            1      3       5        10
          $ 71   $ 246   $ 460   $ 1,079

                                                                   16831-00-1204
                                        (C) 2004 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC

                                                                   July 1, 2004

                 Supplement to the Class A, Class B and Class C
                             Shares Prospectus of:

Fund                                       Prospectus Date

Pioneer America Income Trust                4/30/04
Pioneer Balanced Fund                       4/30/04
Pioneer Bond Fund                           10/29/03 (supplemented 2/1/04)
Pioneer Cash Reserves Fund                  4/30/04
Pioneer Emerging Growth Fund                7/30/03
Pioneer Emerging Markets Fund               4/1/04
Pioneer Equity Income Fund                  3/1/04
Pioneer Europe Fund                         3/1/04
Pioneer Europe Select Fund                  12/29/03 (supplemented 2/1/04)
Pioneer Fund                                4/30/04
Pioneer Global High Yield Fund              3/1/04
Pioneer Growth Shares                       4/30/04
Pioneer High Yield Fund                     3/1/04
Pioneer International Equity Fund       7/30/03 (supplemented 9/25/03 & 2/1/04)
Pioneer International Value Fund            4/1/04
Pioneer Large Cap Growth Fund               7/30/03
Pioneer Mid Cap Growth Fund                 1/28/04 (supplemented 2/1/04)
Pioneer Mid Cap Value Fund                  3/1/04
Pioneer Oak Ridge Large Cap Growth Fund     2/13/04
Pioneer Oak Ridge Small Cap Growth Fund     2/13/04
Pioneer Papp America-Pacific Rim Fund       2/20/04
Pioneer Papp Small and Mid Cap Growth Fund  2/20/04
Pioneer Papp Stock Fund                     2/20/04
Pioneer Papp Strategic Growth Fund          2/20/04
Pioneer Protected Principal Plus Fund       11/1/02 (supplemented 4/30/04)
Pioneer Protected Principal Plus Fund II    2/26/03 (supplemented 4/30/04)
Pioneer Real Estate Shares                  4/29/04 (supplemented 5/3/04)
Pioneer Research Fund                       4/30/04
Pioneer Select Equity Fund            12/31/03 (supplemented 12/31/03 & 2/1/04)
Pioneer Small Cap Value Fund                4/1/04
Pioneer Small Company Fund                  3/1/04
Pioneer Strategic Income Fund               1/28/04 (supplemented 2/1/04)
Pioneer Tax Free Income Fund                4/30/04
Pioneer Value Fund                          1/28/04 (supplemented 2/1/04)

The following supplements the corresponding sections of the prospectus. Please refer to the prospectus for the main text of the supplemented sections.

For only:

Pioneer Emerging Markets Fund, Pioneer Europe Fund, Pioneer Europe Select Fund, Pioneer International Equity Fund, Pioneer International Value Fund and Pioneer Global High Yield Fund

Effective on July 1, 2004, each fund listed above will implement the 2.00% redemption fee on redemptions of Class B and Class C shares made within 30 days of purchase. Other classes of shares are currently subject to the redemption fee. For Class B and Class C shares, the fee is calculated before any applicable sales charge is deducted and is in addition to any sales charge paid. The fund's redemption fee is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. For more information about the redemption fee, see "Buying, exchanging and selling shares -- Shareowner account policies - Redemption fee" in the prospectus.

For all funds except for Pioneer Cash Reserves Fund:

The table at the end of the section entitled "Buying, exchanging and selling shares - Qualifying for a reduced sales charge" is supplemented as follows:

Class A shares (sales charge calculation)

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.

The following language is inserted after the second paragraph in the section entitled "Buying, exchanging and selling shares - Sales charges: Class A shares":

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

For all funds:

The second paragraph under the heading entitled "Buying, exchanging and selling shares - Shareowner account policies - Signature guarantees and other requirements" is supplemented with the following:

Signature Guarantees

All Pioneer funds will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted.



                                                                  15656-00-0704
                                       (C) 2004 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC

                                                                December 1, 2004

        Supplement to the Class A, Class B and Class C Shares
                  Prospectus, as may be amended, of:


Fund                                        Prospectus Date

Pioneer America Income Trust                4/30/04
Pioneer Balanced Fund                       4/30/04
Pioneer Bond Fund                           10/28/04
Pioneer Cash Reserves Fund                  4/30/04
Pioneer Emerging Markets Fund               4/1/04
Pioneer Equity Income Fund                  3/1/04
Pioneer Europe Fund                         3/1/04
Pioneer Fund                                4/30/04
Pioneer Global High Yield Fund              3/1/04
Pioneer Growth Shares                       4/30/04
Pioneer High Yield Fund                     3/1/04
Pioneer Ibbotson Aggressive Allocation Fund 8/6/04
Pioneer Ibbotson Growth Allocation Fund     8/6/04
Pioneer Ibbotson Moderate Allocation Fund   8/6/04
Pioneer International Equity Fund           7/29/04
Pioneer International Value Fund            4/1/04
Pioneer Large Cap Growth Fund               7/29/04
Pioneer Mid Cap Growth Fund                 1/28/04
Pioneer Mid Cap Value Fund                  3/1/04
Pioneer Oak Ridge Large Cap Growth Fund     2/13/04
Pioneer Oak Ridge Small Cap Growth Fund     2/13/04
Pioneer Papp America-Pacific Rim Fund       2/20/04
Pioneer Papp Small and Mid Cap Growth Fund  2/20/04
Pioneer Papp Stock Fund                     2/20/04
Pioneer Papp Strategic Growth Fund          2/20/04
Pioneer Protected Principal Plus Fund       11/1/02
Pioneer Protected Principal Plus Fund II    2/26/03
Pioneer Real Estate Shares                  4/29/04
Pioneer Research Fund                       4/30/04
Pioneer Select Equity Fund                  12/31/03
Pioneer Select Value Fund                   6/10/04
Pioneer Small Cap Value Fund                4/1/04
Pioneer Small Company Fund                  3/1/04
Pioneer Strategic Income Fund               1/28/04
Pioneer Tax Free Income Fund                4/30/04
Pioneer Value Fund                          1/28/04


The following supplements the corresponding sections of the prospectus for all above-named funds. Please refer to the prospectus for the main text of the supplemented sections.

Effective on December 1, 2004, Pioneer Funds Distributor, Inc. ("PFD") has placed a limit of $49,999 on any single purchase transaction for Class B shares per fund. Additionally, PFD has placed a limit of $999,999 on any single purchase transaction for Class C shares per fund. As a result of these changes, information contained in the section entitled "Buying, exchanging and selling shares - Comparing classes of shares" and throughout the prospectus is modified accordingly. Depending upon your circumstances and your eligibility for a reduced sales charge on Class A shares, purchasing Class A shares instead of Class B or Class C shares at lower investment amounts may be appropriate. You should consult your investment professional who can help you determine which class of shares meets your goals. Purchase orders for Class B shares and Class C shares that exceed the maximum purchase amount will be refused and the investment professional with whom you placed your purchase order will be contacted.

The following language is inserted after the first paragraph in the section entitled "Buying, exchanging and selling shares - Minimum investment amounts":

Maximum purchase amounts

Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares. These limits are applied on a per transaction basis.

Effective on December 1, 2004, the holding period for the reinstatement privilege for Class A or Class B shares has been changed from no more than six months after the sale of such shares to no more than 90 days after the sale of such shares.

The first bullet point under the first paragraph in the section entitled "Buying, exchanging and selling shares - Reinstatement privilege for Class A and Class B shares" is changed to:

o You must send a written request to the transfer agent no more than 90 days after selling your shares and

Effective on December 1, 2004, the first paragraph and the table under the section entitled "Buying, exchanging and selling shares -Sales charges: Class B shares" is replaced with the following chart:

You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within five years of purchase, you will pay the distributor a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase increases.

Contingent deferred sales charge
------------------------------- -----------------------------------------------------------------------------
On shares sold                                                                                     As a % of
before the                                                                             dollar amount subject
end of the year                                                                          to the sales charge
------------------------------- -----------------------------------------------------------------------------
------------------------------- -----------------------------------------------------------------------------
1                                                                                                          4
------------------------------- -----------------------------------------------------------------------------
------------------------------- -----------------------------------------------------------------------------
2                                                                                                          4
------------------------------- -----------------------------------------------------------------------------
------------------------------- -----------------------------------------------------------------------------
3                                                                                                          3
------------------------------- -----------------------------------------------------------------------------
------------------------------- -----------------------------------------------------------------------------
4                                                                                                          2
------------------------------- -----------------------------------------------------------------------------
------------------------------- -----------------------------------------------------------------------------
5                                                                                                          1
------------------------------- -----------------------------------------------------------------------------
------------------------------- -----------------------------------------------------------------------------
6+                                                                                                       -0-
------------------------------- -----------------------------------------------------------------------------

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares.

As a result of these changes, information contained in the section entitled "Buying, exchanging and selling shares - Comparing classes of shares" and throughout the prospectus is modified accordingly.

Subject to the receipt of the necessary shareholder approval and the satisfaction of other conditions, it is anticipated that certain Safeco funds will transfer all of their assets into funds managed by Pioneer. As a result of this reorganization, anticipated to become effective on or about December 10, 2004, Safeco fund shareholders will become shareholders of corresponding Pioneer funds. Accordingly, the following language is inserted in the section entitled "Qualifying for a reduced sales charge - Class A purchases at net asset value are available to":

            o Shareholders of record (i.e., not held in the name of your broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

                                                                   16662-00-1104
                                        (C) 2004 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC

                                                               December 10, 2004

        Supplement           to the Class A, Class B and Class C Shares
                             Prospectus, as may be amended, of:

Fund                                                 Prospectus Date

Pioneer America Income Trust                         4/30/04
Pioneer Balanced Fund                                4/30/04
Pioneer Bond Fund                                    10/28/04
Pioneer Cash Reserves Fund                           4/30/04
Pioneer Fund                                         4/30/04
Pioneer Growth Shares                                4/30/04
Pioneer High Yield Fund                              3/1/04
Pioneer International Equity Fund                    7/29/04
Pioneer Mid Cap Value Fund                           3/1/04
Pioneer Small Cap Value Fund                         4/1/04
Pioneer Tax Free Income Fund                         4/30/04
Pioneer Value Fund                                   1/28/04


The following supplements the corresponding section of the prospectus. Please refer to the prospectus for the main text of the supplemented section.

From time to time, the funds may enter into expense offset arrangements to reduce the funds' total operating expenses. The funds' total annual fund operating expenses stated in the table in the section entitled "Basic information about the fund - Fees and expenses" have not been reduced by any such expense offset arrangements.



                                                                   16887-00-1204
                                        (C) 2004 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC

PIONEER
--------------------------------------------------------------------------------
TAX FREE INCOME FUND

Prospectus


April 30, 2004


Class A, Class B and Class C Shares

Contents


Basic information about the fund ..............  1
Management ....................................  8
Buying, exchanging and selling shares .........  9
Dividends, capital gains and taxes ............ 36
Financial highlights .......................... 38


[LOGO] PIONEER
       Investments(R)

Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

--------------------------------------------------------------------------------
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contact your investment professional to discuss how the fund fits into your portfolio.
--------------------------------------------------------------------------------

Basic information about the fund

Investment objective
As high a level of current income exempt from federal income taxes as possible consistent with the preservation of capital.


Principal investment strategies
Normally, the fund invests at least 80% of its total assets in investment grade securities that provide income that is exempt from regular federal income tax and may not be subject to the alternative minimum tax (AMT). These investments include bonds, notes and other debt instruments issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies or instrumentalities.


The fund may invest in securities of any maturity. The fund may invest 25% or more of its assets in issuers in any one or more states or securities the payments on which are derived from gas, electric, telephone, sewer and water segments of the municipal bond market. The fund may also invest up to 20% of its assets in industrial development bonds.

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed and floating rates, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features.

Pioneer Investment Management, Inc., the fund's investment adviser, considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. In assessing the appropriate maturity and rating weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating and issuer diversification. Pioneer also employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality, taking into account financial condition, future capital needs and potential for change in rating. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

Basic information about the fund

--------------------------------------------------------------------------------
Investment grade securities
A debt security is considered investment grade if it is:
o Rated BBB or higher at the time of purchase by Standard & Poor's Ratings
  Group;

o Rated the equivalent rating by a nationally recognized statistical rating organization; or

o Determined to be of equivalent credit quality by Pioneer
--------------------------------------------------------------------------------

Principal risks of investing in the fund
Even though the fund seeks current income exempt from federal income tax, you could lose money on your investment or not make as much as if you invested elsewhere if:
o Interest rates go up, causing the value of the fund's investments to decline
o The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
o New federal or state legislation adversely affects the tax-exempt status of securities held by the fund or the financial ability of municipalities to repay these obligations
o The issuer of a security owned by the fund may not be able to make timely payments because of a general economic downturn or increased governmental costs
o To the extent the fund concentrates its investments in a single state or securities the payments on which are dependent upon a single industry, the fund will be more susceptible to risks associated with that state or industry
o Pioneer is incorrect in its expectation of changes in interest rates or the credit quality of an issuer


Although distributions of interest income from the fund's tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your fund distributions.

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Fund performance

The chart shows the performance of the fund's Class A shares for each of the past 10 calendar years. Class B and Class C shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.


Annual return Class A shares
(Year ended December 31)

   [The following table was depicted as a bar chart in the printed material.]

'94             -6.38%
'95             16.83
'96              3.57
'97              8.94
'98              6.20
'99             -4.29
'00             11.63
'01              4.13
'02              7.07
'03              5.80


The highest calendar quarterly return was 7.11% (12/31/94 to 3/31/95)

The lowest calendar quarterly return was -5.87% (12/31/93 to 3/31/94)

Basic information about the fund

Comparison with the Lehman Brothers Municipal Bond Index
The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Lehman Brothers Municipal Bond Index. This index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years.

Unlike the fund, the index is not managed and does not incur expenses. The table:
o Reflects sales charges applicable to the class
o Assumes that you sell your shares at the end of the period
o Assumes that you reinvest all of your dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2003)

                                                                               Since        Inception
                                         1 Year     5 Years    10 Years    Inception             Date
-----------------------------------------------------------------------------------------------------
Class A Return before taxes                1.01        3.77        4.66         6.26          1/18/77
-----------------------------------------------------------------------------------------------------
Return after taxes on distributions        1.02        3.66        4.43         6.05
-----------------------------------------------------------------------------------------------------
Return after taxes on distributions
and sale of shares                         2.30        3.83        4.55         6.07
-----------------------------------------------------------------------------------------------------
Class B Return before taxes                0.98        3.76         N/A         5.04          4/28/95
-----------------------------------------------------------------------------------------------------
Class C Return before taxes                5.04        3.96         N/A         4.49          1/31/96*
-----------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index
(reflects no deduction for taxes)          5.31        5.83        6.03         6.78**
-----------------------------------------------------------------------------------------------------

* The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.

** Reflects the return of the index since the inception of Class B shares. The return of the index since the inception of Class C shares is 6.11%. Index return information is not available for periods prior to January 1980.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


Shareowner fees

paid directly from your investment                    Class A    Class B   Class C
----------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares
as a percentage of offering price                       4.50%       None      None
----------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a
percentage of offering price or the amount
you receive when you sell shares, whichever is less   None(1)         4%        1%
----------------------------------------------------------------------------------


Annual fund operating expenses


paid from the assets of the fund
as a percentage of average daily net assets    Class A   Class B    Class C
---------------------------------------------------------------------------
Management Fee                                   0.49%     0.49%      0.49%
---------------------------------------------------------------------------
Distribution and Service (12b-1) Fee             0.25%     1.00%      1.00%
---------------------------------------------------------------------------
Other Expenses                                   0.19%     0.21%      0.17%
---------------------------------------------------------------------------
Total Annual Fund Operating Expenses             0.93%     1.70%      1.66%
---------------------------------------------------------------------------


(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%. See "Buying, exchanging and selling shares."

Example
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                    If you sell your shares                If you do not sell your shares
            ---------------------------------------  --------------------------------------
                                   Number of years you own your shares
            -------------------------------------------------------------------------------
               1         3          5          10         1         3         5          10
-------------------------------------------------------------------------------------------
Class A     $541      $733     $  942      $1,542      $541      $733      $942      $1,542
-------------------------------------------------------------------------------------------
Class B      573       836      1,123       1,804       173       536       923       1,804
-------------------------------------------------------------------------------------------
Class C      269       523        902       1,965       169       523       902       1,965
-------------------------------------------------------------------------------------------

Non-principal investment strategies and related risks
As discussed, the fund invests primarily in investment grade securities that provide income that is exempt from federal income tax.

This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

More on rating criteria

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.


Taxable investments
The fund may invest up to 20% of its net assets in securities of other investment companies, investment grade commercial paper, U.S. government securities, U.S. or foreign bank instruments and repurchase agreements.

Investments in below investment grade securities
The fund may invest up to 10% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Investments in inverse floating rate obligations
The fund may invest up to 10% of its net assets in inverse floating rate obligations (a type of derivative instrument). Inverse floating rate obligations represent interests in tax-exempt bonds. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same municipality and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Basic information about the fund

Cash management and temporary investments

Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

Derivatives
The fund may use futures and options on securities, indices and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:
o As a hedge against adverse changes in interest rates
o As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to interest rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Management

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2003, assets under management were approximately $145 billion worldwide, including over $34 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of a team of fixed income portfolio managers led by Kenneth J. Taubes. The team manages other Pioneer mutual funds investing primarily in fixed income securities. Mr. Taubes is responsible for overseeing the U.S. and global fixed income team. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. The team may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited.

Management fee

The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.50% of the fund's average daily net assets up to $250 million, 0.48% of the next $50 million and 0.45% on assets over $300 million. The fee is normally computed daily and paid monthly.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Buying, exchanging and selling shares

Net asset value

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


The fund generally values its portfolio securities using closing market prices or readily available market quotations. The fund may use a pricing service or a pricing matrix to value some of its assets. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the fund's trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.


Choosing a class of shares
The fund offers three classes of shares through this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
o How long you expect to own the shares
o The expenses paid by each class
o Whether you qualify for any reduction or waiver of sales charges

Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

Distribution plans

The fund has adopted a distribution plan for each class of shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.


--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares

Comparing classes of shares


                    Class A                     Class B                      Class C
-----------------------------------------------------------------------------------------------------
Why you might       Class A shares may be       You may prefer Class B       You may prefer Class C
prefer each class   your best alternative if    shares if you do not         shares if you do not
                    you prefer to pay an        want to pay an initial       wish to pay an initial
                    initial sales charge        sales charge, or if you      sales charge and you
                    and have lower annual       plan to hold your invest-    would rather pay higher
                    expenses, or if you         ment for at least six        annual expenses over
                    qualify for any reduction   years. Class B shares        time.
                    or waiver of the initial    are not recommended if
                    sales charge.               you are investing
                                                $250,000 or more.
-----------------------------------------------------------------------------------------------------
Initial sales       Up to 4.50% of the          None.                        None.
charge              offering price, which is
                    reduced or waived for
                    large purchases and
                    certain types of inves-
                    tors. At the time of your
                    purchase, your invest-
                    ment firm may receive
                    a commission from the
                    distributor of up to 4%,
                    declining as the size of
                    your investment
                    increases.
-----------------------------------------------------------------------------------------------------
Contingent          None, except in certain     Up to 4% is charged if       A 1% charge if you sell
deferred sales      circumstances when          you sell your shares.        your shares within one
charges             the initial sales charge    The charge is reduced        year of purchase. Your
                    is waived.                  over time and not            investment firm may
                                                charged after six years.     receive a commission
                                                Your investment firm         from the distributor at
                                                may receive a commis-        the time of your pur-
                                                sion from the distributor    chase of up to 1%.
                                                at the time of your pur-
                                                chase of up to 4%.
-----------------------------------------------------------------------------------------------------
Distribution and    Up to 0.25% of average      Up to 1% of average          Up to 1% of average
service fees        daily net assets.           daily net assets.            daily net assets.
-----------------------------------------------------------------------------------------------------
Annual expenses     Lower than Class B or       Higher than Class A          Higher than Class A
(including          Class C.                    shares; Class B              shares; Class C shares
distribution and                                shares convert to            do not convert to any
service fees)                                   Class A shares after         other class of shares.
                                                eight years.                 You continue to pay
                                                                             higher annual expenses.
-----------------------------------------------------------------------------------------------------
Exchange            Class A shares of other     Class B shares of other      Class C shares of other
privilege           Pioneer mutual funds.       Pioneer mutual funds.        Pioneer mutual funds.
-----------------------------------------------------------------------------------------------------

Sales charges: Class A shares

You pay the offering price when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or distributions paid by the fund. You do not pay a contingent deferred sales charge when you sell shares purchased through reinvestment of dividends or distributions.


Investments of $1 million or more and certain retirement plans

You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more, are a participant in an employer-sponsored retirement plan with at least $10 million in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you pay a deferred sales charge if you sell your Class A shares within 18 months of purchase (one year of purchase for shares purchased prior to February 1, 2004). The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.

Reduced sales charges
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The distributor will credit you with the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under 21 if you (or your investment professional) notify the distributor of your eligibility for a reduced sales charge at the time of your purchase. Your investment professional must notify the distributor of your eligibility. You should confirm that your investment professional has notified the distributor of your eligibility. If your investment professional has not notified the distributor of your eligibility for a reduced sales charge at the time of purchase, you will risk losing the benefits of a reduced sales charge. Certain trustees and fiduciaries may also qualify for a reduced sales charge. For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.

See "Qualifying for a reduced sales charge" for more information.

Buying, exchanging and selling shares

Sales charges for Class A shares

                                      Sales charge as % of
                                    ------------------------
                                      Offering    Net amount
Amount of purchase                       price      invested
------------------------------------------------------------
Less than $100,000                        4.50          4.71
------------------------------------------------------------
$100,000 but less than $250,000           3.50          3.63
------------------------------------------------------------
$250,000 but less than $500,000           2.50          2.56
------------------------------------------------------------
$500,000 but less than $1 million         2.00          2.04
------------------------------------------------------------
$1 million or more                         -0-           -0-
------------------------------------------------------------

--------------------------------------------------------------------------------
Offering price
The net asset value per share plus any initial sales charge.
--------------------------------------------------------------------------------

Sales charges: Class B shares

You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within six years of purchase, you will pay the distributor a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase increases.

Contingent deferred sales charge

On shares sold                As a % of
before the        dollar amount subject
end of year         to the sales charge
---------------------------------------
1                                     4
---------------------------------------
2                                     4
---------------------------------------
3                                     3
---------------------------------------
4                                     3
---------------------------------------
5                                     2
---------------------------------------
6                                     1
---------------------------------------
7+                                  -0-
---------------------------------------

Conversion to Class A shares
Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

Your Class B shares will convert to Class A shares eight years after the date of purchase except that:

o Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares over time in the same proportion as other shares held in the account

o Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

Buying, exchanging and selling shares

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class B shares so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Qualifying for a reduced sales charge"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Sales charges: Class C shares

You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.


--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)

Several rules apply for Class C shares so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less

o You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you purchased most recently
o You may qualify for a waiver of the CDSC normally charged. See "Qualifying for a reduced sales charge"
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.

--------------------------------------------------------------------------------

Qualifying for a reduced sales charge

Initial Class A sales charge waivers
You may purchase Class A shares at net asset value (without a sales charge) or with a reduced initial sales charge as follows. If you believe you qualify for any of the waivers discussed below, contact the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.

Class A purchases at net asset value are available to:
o Current or former trustees and officers of the fund;
o Current or former partners and employees of legal counsel to the fund;
o Current or former directors, officers, employees or sales representatives of Pioneer and its affiliates;
o Current or former directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser;
o Current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with the distributor;
o Members of the immediate families of any of the persons above;
o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
o Insurance company separate accounts;
o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
o Other funds and accounts for which Pioneer or any of its affiliates serve as investment adviser or manager;
o In connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
o Certain unit investment trusts;

o Employer-sponsored retirement plans with at least $10 million in total plan assets;
o Employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
  (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;

Buying, exchanging and selling shares

o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer.

Class A purchases at a reduced initial sales charge or net asset value are also available to:
Group plans if the sponsoring organization
o recommends purchases of Pioneer mutual funds to,
o permits solicitation of, or
o facilitates purchases by
its employees, members or participants.

Letter of intent (Class A)
You can use a letter of intent to qualify for reduced sales charges in two situations:
o If you plan to invest at least $100,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months
o If you include in your letter of intent the value - at the current offering price - of all of your Class A shares of the fund and all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy


Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

Waiver or reduction of contingent deferred sales charges (CDSC)


Class A shares that are subject to a CDSC

Purchases of Class A shares of $1 million or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to the distributor in the event of a share redemption within 18 months (12 months for shares purchased prior to February 1, 2004) following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the CDSC is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan described under Section 401(a), 403(b) or 457 of the Internal Revenue Code that has at least $10 million in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).


Class A, Class B and Class C shares
The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:
o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o You become disabled (within the meaning of Section 72 of the Internal Revenue
  Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);

o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:

  - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
  - It is a required minimum distribution due to the attainment of age 701/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);

  - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or
  - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:

  - A return of excess employee deferrals or contributions;

Buying, exchanging and selling shares

  - A qualifying hardship distribution as described in the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;

  - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in the same calendar year; or

  - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);

o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account; or

o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

Buying, exchanging and selling shares

Opening your account

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Telephone transaction privileges
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

Online transaction privileges
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o For new accounts, complete the online section of the account application
o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerfunds.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.


By phone
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open. You may use FactFone(SM) at any time.

Buying, exchanging and selling shares

General rules on buying, exchanging and selling your fund shares

Share price

If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.


Buying
You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.

Minimum investment amounts
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.

Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.


--------------------------------------------------------------------------------
Retirement plan accounts

You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Consult your investment professional to learn more about buying, exchanging or selling fund shares.

--------------------------------------------------------------------------------

Exchanging
You may exchange your shares for shares of the same class of another Pioneer mutual fund.


Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.


Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

Buying, exchanging and selling shares

Selling

Your shares will be sold at net asset value per share next calculated after the fund, or its authorized agent such as broker-dealers, receives your request in good order.


If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

--------------------------------------------------------------------------------
Good order means that:
o You have provided adequate instructions
o There are no outstanding claims against your account
o There are no transaction limitations on your account
o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o Your request includes a signature guarantee if you:
  - Are selling over $100,000 or exchanging over $500,000 worth of shares
  - Changed your account registration or address within the last 30 days
  - Instruct the transfer agent to mail the check to an address different from the one on your account
  - Want the check paid to someone other than the account owner(s)
  - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

You may have to pay income taxes on a sale or an exchange.

--------------------------------------------------------------------------------

Buying shares

Through your investment firm

Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.


By phone or online
You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
o You established your bank account of record at least 30 days ago
o Your bank information has not changed for at least 30 days
o You are not purchasing more than $25,000 worth of shares per account per day
o You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

In writing, by mail or by fax
You can purchase fund shares for an existing fund account by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

Buying, exchanging and selling shares

Exchanging shares

Through your investment firm
Normally, your investment firm will send your exchange request to the fund's transfer agent. Consult your investment professional for more information about exchanging your shares.

By phone or online
After you establish an eligible fund account, you can exchange fund shares by phone or online if:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o You can provide the proper account identification information

In writing, by mail or by fax
You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o The class of shares you are exchanging
o The dollar amount or number of shares you are exchanging

Selling shares

Through your investment firm
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

By phone or online
If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

In writing, by mail or by fax
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.


You may sell up to $100,000 per account per day by fax.

Buying, exchanging and selling shares

How to contact us


By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call

1-800-225-6292

To request a transaction using FactFone(SM) call
1-800-225-4321

Telecommunications Device for the Deaf (TDD)
1-800-225-1997


By mail

Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Pioneer website
www.pioneerfunds.com

By fax
Fax your exchange and sale requests to:
1-800-225-4240


--------------------------------------------------------------------------------
Exchange privilege
You may make up to four exchange redemptions of $25,000 or more per account per calendar year. See "Shareowner account policies."
--------------------------------------------------------------------------------

Excessive trading

The fund discourages excessive and short-term trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund performance. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

We monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders. We also limit the number of exchanges of $25,000 or more in any calendar year.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.


Account options
See the account application form for more details on each of the following options.

Automatic investment plans
You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class B or Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.

Pioneer Investomatic Plan
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

Buying, exchanging and selling shares

Automatic exchanges
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.

Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

Directed dividends

You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.


Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class B or Class C share account (valued at the time the plan is implemented)


Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.


Direct deposit
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Voluntary tax withholding
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Reinstatement privilege for Class A and Class B shares
If you recently sold all or part of your Class A or Class B shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
o You must send a written request to the transfer agent no more than six months after selling your shares and
o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement.

You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

Buying, exchanging and selling shares

Shareowner services

Pioneer website
www.pioneerfunds.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o Your current account information
o Prices, returns and yields of all publicly available Pioneer mutual funds
o Prospectuses for all the Pioneer mutual funds
o A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o Request account statements

If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).

Household delivery of fund documents
With your consent, Pioneer may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

TDD 1-800-225-1997
If you have a hearing disability and access to TDD keyboard equipment, you can contact our telephone representatives with questions about your account by calling our TDD number between 8:30 a.m. and 5:30 p.m. Eastern time any weekday that the New York Stock Exchange is open.

Privacy

The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.


Shareowner account policies
Signature guarantees and other requirements
You are required to obtain a signature guarantee when you are:
o Requesting certain types of exchanges or sales of fund shares
o Redeeming shares for which you hold a share certificate
o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Exchange limitation

You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund. The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the

Buying, exchanging and selling shares


exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.


Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access
You may have difficulty contacting the fund by telephone or accessing pioneerfunds.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or reach the fund by telephone, you should communicate with the fund in writing.

Share certificates

The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.


Other policies
The fund and the distributor reserve the right to:
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities

o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

Dividends, capital gains and taxes

Dividends and capital gains
The fund declares a dividend daily. The dividend consists of substantially all of the fund's net income. You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The fund generally pays any distributions of net short- and long-term capital gains in November.

The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes

For U.S. federal income tax purposes, distributions from the fund's tax-exempt interest, called "exempt-interest dividends," are exempt from regular federal income tax. Distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains. Dividends that are not exempt-interest dividends and short-term capital gains are taxable as ordinary income. Since the fund's income is derived primarily from sources that do not pay "qualified dividend income," dividends from the fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income. Any taxable dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.


When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.


You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends (other than exempt-interest dividends) and distributions, sale proceeds and any other payments to you.

Dividends, capital gains and taxes


You should ask your tax adviser about any federal and state tax considerations, including possible state and local income taxation of the fund's exempt-interest dividends and other distributions. You may also consult the fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.


--------------------------------------------------------------------------------
Sales and exchanges may be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights

The financial highlights table helps you understand the fund's financial performance.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions).


The information below for the fiscal years ended December 31, 2002 and 2003 has been audited by Ernst & Young LLP, the fund's independent auditors, whose report is included in the fund's annual report along with the fund's financial statements. The information below for the fiscal years ended December 31, 1999 through 2001 has been audited by Arthur Andersen LLP, the fund's previous independent accountants. Arthur Andersen ceased operations in 2002. The annual report is available upon request.

Financial highlights

Pioneer Tax Free Income Fund

Class A shares

                                                          Year ended December 31
                                       --------------------------------------------------------------
                                         2003         2002         2001         2000           1999
                                       --------     --------     --------     --------       --------
Net asset value, beginning of period   $  11.61     $  11.47     $  11.70     $  10.98       $  12.02
                                       --------     --------     --------     --------       --------
Increase (decrease) from investment
  operations:
Net investment income                  $   0.56     $   0.56     $   0.53     $   0.52       $   0.51
Net realized and unrealized gain
  (loss) on investments                    0.09         0.23        (0.05)        0.72          (1.02)
                                       --------     --------     --------     --------       --------
Net increase (decrease) from invest-
  ment operations                      $   0.65     $   0.79     $   0.48     $   1.24       $  (0.51)
Distributions to shareowners:
Net investment income                     (0.56)       (0.57)       (0.53)       (0.52)         (0.51)
In excess of net investment income           --           --           --        (0.00)(a)         --
Net realized gain                            --        (0.08)       (0.18)          --          (0.02)
                                       --------     --------     --------     --------       --------
Net increase (decrease) in net
  asset value                          $   0.09     $   0.14     $  (0.23)    $   0.72       $  (1.04)
                                       --------     --------     --------     --------       --------
Net asset value, end of period         $  11.70     $  11.61     $  11.47     $  11.70       $  10.98
                                       --------     --------     --------     --------       --------
Total return*                              5.80%        7.07%        4.13%       11.63%         (4.29)%
Ratio of net expenses to average
  net assets+                              0.93%        0.93%        0.92%        0.95%          0.93%
Ratio of net investment income
  to average net assets+                   4.88%        4.83%        4.49%        4.62%          4.43%
Portfolio turnover rate                      80%         161%          92%          14%            24%
Net assets, end of period
  (in thousands)                       $326,173     $343,872     $333,867     $341,179       $368,559
Ratios with reductions for fees
  paid indirectly:
Net expenses                               0.93%        0.92%        0.91%        0.91%          0.92%
Net investment income                      4.88%        4.84%        4.50%        4.66%          4.44%
-----------------------------------------------------------------------------------------------------

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

Pioneer Tax Free Income Fund

Class B shares

                                                              Year ended December 31
                                       --------------------------------------------------------------------
                                         2003           2002           2001           2000           1999
                                       --------       --------       --------       --------       --------
Net asset value, beginning of period   $  11.51       $  11.39       $  11.62       $  10.90       $  11.93
                                       --------       --------       --------       --------       --------
Increase (decrease) from investment
  operations:
Net investment income                  $   0.46       $   0.46       $   0.44       $   0.43       $   0.42
Net realized and unrealized gain
  (loss) on investments                    0.09           0.22          (0.05)          0.72          (1.01)
                                       --------       --------       --------       --------       --------
Net increase (decrease) from invest-
  ment operations                      $   0.55       $   0.68       $   0.39       $   1.15       $  (0.59)
Distributions to shareowners:
Net investment income                     (0.47)         (0.48)         (0.44)         (0.43)         (0.42)
Net realized gain                            --          (0.08)         (0.18)            --          (0.02)
                                       --------       --------       --------       --------       --------
Net increase (decrease) in net
  asset value                          $   0.08       $   0.12       $  (0.23)      $   0.72       $  (1.03)
                                       --------       --------       --------       --------       --------
Net asset value, end of period         $  11.59       $  11.51       $  11.39       $  11.62       $  10.90
                                       --------       --------       --------       --------       --------
Total return*                              4.98%          6.17%          3.38%         10.78%         (5.01)%
Ratio of net expenses to average
  net assets+                              1.70%          1.69%          1.67%          1.71%          1.70%
Ratio of net investment income
  to average net assets+                   4.10%          4.05%          3.73%          3.87%          3.66%
Portfolio turnover rate                      80%           161%            92%            14%            24%
Net assets, end of period
  (in thousands)                       $ 20,363       $ 18,960       $ 13,735       $ 11,145       $ 12,520
Ratios with reduction for fees
  paid indirectly:
Net expenses                               1.70%          1.69%          1.66%          1.70%          1.69%
Net investment income                      4.10%          4.05%          3.74%          3.88%          3.67%
-----------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.

Pioneer Tax Free Income Fund

Class C shares

                                                       Year ended December 31
                                       -------------------------------------------------------
                                         2003        2002        2001        2000        1999
                                       -------     -------     -------     -------     -------
Net asset value, beginning of period   $ 11.44     $ 11.31     $ 11.54     $ 10.91     $ 11.94
                                       -------     -------     -------     -------     -------
Increase (decrease) from investment
  operations:
Net investment income                  $  0.48     $  0.49     $  0.49     $  0.43     $  0.43
Net realized and unrealized gain
  (loss) on investments                   0.08        0.21       (0.05)       0.70       (1.01)
                                       -------     -------     -------     -------     -------
Net increase (decrease) from invest-
  ment operations                      $  0.56     $  0.70     $  0.44     $  1.13     $ (0.58)
Distributions to shareowners:
Net investment income                    (0.48)      (0.49)      (0.49)      (0.43)      (0.43)
In excess of net investment income          --          --          --       (0.07)         --
  Net realized gain                         --       (0.08)      (0.18)         --       (0.02)
                                       -------     -------     -------     -------     -------
Net increase (decrease) in net
  asset value                          $  0.08     $  0.13     $ (0.23)    $  0.63     $ (1.03)
                                       -------     -------     -------     -------     -------
Net asset value, end of period         $ 11.52     $ 11.44     $ 11.31     $ 11.54     $ 10.91
                                       -------     -------     -------     -------     -------
Total return*                             5.04%       6.33%       3.39%      10.59%      (4.93)%
Ratio of net expenses to average
  net assets+                             1.66%       1.70%       1.62%       1.80%       1.69%
Ratio of net investment income
  to average net assets+                  4.11%       4.03%       3.75%       3.80%       3.62%
Portfolio turnover rate                     80%        161%         92%         14%         24%
Net assets, end of period
  (in thousands)                       $11,266     $ 8,673     $ 3,505     $ 1,490     $ 2,505
Ratios with reduction for fees paid
  indirectly:
Net expenses                              1.66%       1.70%       1.61%       1.77%       1.65%
Net investment income                     4.11%       4.03%       3.76%       3.83%       3.66%
----------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

                                     Notes

                                     Notes

                                     Notes

Pioneer
Tax Free Income Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

Visit our website
www.pioneerfunds.com

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-07597)

[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   15564-00-0404
                                        (C) 2004 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

                                                               DECEMBER 10, 2004

                    SUPPLEMENT TO THE STATEMENT OF ADDITIONAL
                  INFORMATION FOR PIONEER TAX FREE INCOME FUND
                              DATED APRIL 30, 2004

Pioneer Tax Free Income Fund (the "Fund") issued Investor Class shares in connection with the reorganization of Safeco Intermediate-Term Municipal Bond Fund into the Fund. The Fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Fund's outstanding Investor Class shares.

No front-end, deferred or asset based sales charges are applicable to Investor Class shares.

The fund's unaudited financial statements for the six month period ended June 30, 2004 filed with the SEC on August 31, 2004 (Accession No.
0001143607-04-000014) are incorporated by reference into this statement of additional information.

SHARE OWNERSHIP

As of November 30, 2004, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of November 30, 2004:

RECORD HOLDER                           SHARE CLASS   NUMBER OF SHARES   % OF CLASS
Citigroup Global Markets Inc.           Class B          169,503.562       11.28%
Attn: Peter Booth
00109801250
333 West 34th St., 7th fl.
New York, NY 10001-2402

MLPF&S                                  Class B          282,108.047       18.77%
For the Sole Benefit of its Customers
Mutual Fund Administration 97JJ0
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

MLPF&S                                  Class C          235,998.244       21.61%
For the Sole Benefit of its Customers
Mutual Fund Administration 97JJ0
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Citigroup Global Markets Inc.           Class C          145,122.671       13.29%
Attn: Peter Booth
00109801250
333 West 34th St., 7th fl.
New York, NY 10001-2402

                          PIONEER TAX FREE INCOME FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                  Class A, Class B, Class C and Class Y Shares


                                 April 30, 2004

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B and Class C shares prospectus and its Class Y shares prospectus, each dated April 30, 2004, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of either prospectus from our website at: www.pioneerfunds.com. The fund's financial statements for the fiscal year ended December 31, 2003 are incorporated into this statement of additional information by reference. The most recent annual report to shareholders is attached to this statement of additional information.


                                TABLE OF CONTENTS
                                                                                                            Page

1.       Fund History.............................................................................................2
2.       Investment Policies, Risks and Restrictions..............................................................2
3.       Trustees and Officers...................................................................................12
4.       Investment Adviser......................................................................................22
5.       Principal Underwriter and Distribution Plans............................................................24
6.       Shareholder Servicing/Transfer Agent....................................................................28
7.       Custodian...............................................................................................29
8.       Independent Auditors....................................................................................29
9.       Portfolio Transactions..................................................................................29
10.      Description of Shares...................................................................................30
11.      Sales Charges...........................................................................................32
12.      Redeeming Shares........................................................................................36
13.      Telephone and Online Transactions.......................................................................37
14.      Pricing of Shares.......................................................................................39
15.      Tax Status..............................................................................................40
16.      Investment Results......................................................................................45
17.      Financial Statements....................................................................................50
18.      Annual Fee, Expense and Other Information...............................................................51
19.      Appendix A - Description of Short-Term Debt, Corporate Bond and
         Preferred Stock Ratings.................................................................................56
20.      Appendix B - Proxy Voting Policies and Procedures.......................................................61


1.       FUND HISTORY


The fund is a diversified open-end management investment company. The fund was organized as a Nebraska corporation in 1968 and reorganized as a Delaware statutory trust in June 1994. Prior to December 1, 1993, the fund was called Mutual of Omaha Tax-Free Income Fund, Inc. From December 1, 1993 to June 30, 1994 the fund was called Pioneer Tax-Free Income Fund, Inc. From June 30, 1994 to April 26, 2002, the fund's name was Pioneer Tax-Free Income Fund.


2.       INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectuses present the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectuses and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

Primary Investments

Debt Securities Rating Criteria


While ratings at the time of purchase will determine which securities may be acquired, a subsequent reduction in rating will not require the fund to dispose of the securities. Investment in lower-quality securities may provide higher yields than higher-rated securities; however, the added risk of investing in lower quality securities might not be consistent with preservation of capital. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions as to the quality of the bonds issued by or on behalf of states, counties and municipalities of the U.S. and their authorities and political subdivisions ("Tax-Exempt Bonds") which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Bonds with the same maturity, coupon and rating may have different yields while bonds of the same maturity and coupon with different ratings may have the same yield. There is no assurance the fund will attain its investment objective. See Appendix A for a description of rating categories.]

Investment grade debt securities are those rated "BBB" or higher by S&P or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser, will consider if any action is appropriate in light of the fund's investment objective and policies. Below investment grade debt securities are those rated "BB" and below by S&P or the equivalent rating of other nationally recognized statistical rating organizations.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Accordingly, investing in lower quality securities might not be consistent with preservation of capital. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.


The fund may invest up to 10% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. At December 31, 2003, 3.6% of the fund's total assets were rated BB (or were of equivalent quality), 1.8% of the fund's total assets were rated B (or were of equivalent quality) and 4.5% of the fund's total assets were rated below B (or were of equivalent quality).

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.


Municipal Obligations

The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

The fund may invest more than 25% of its total assets in securities the payments on which are derived from gas, electric, telephone, sewer and water segments of the municipal bond market. In view of this, an investment in the fund should be made with an understanding of the characteristics of these economic sectors and the potential risks of such an investment. Sector-wide problems include the effects of fluctuating economic conditions, energy conservation practices on levels of usage, difficulties in obtaining timely and adequate rate relief, compliance with environmental regulations, increasing capital expenditures and uncertainties with respect to fuel availability at reasonable prices. The fund does not consider broader economic sectors of the municipal bond market, such as the utilities sector, to be a single industry but will not purchase securities if more than 25% of its total assets would be invested in any one industry. For purposes of this limitation, Tax-Exempt Bonds, except those issued for the benefit of non-governmental users, are not considered to be part of an industry. The fund may invest 25% or more of its total assets in Tax-Exempt Bonds of issuers in any one state and it may invest up to 20% of its total assets in industrial development bonds.

The yields on Tax-Exempt Bonds are dependent on a variety of factors, including general money market conditions, general conditions of the Tax-Exempt Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The value of outstanding Tax-Exempt Bonds will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of Tax-Exempt Bonds. Should such interest rates rise, the values of outstanding bonds, including those held in the fund's portfolio, will decline and (if purchased at principal amount) would sell at a discount, and, if such interest rates fall, the values of outstanding bonds will increase and (if purchased at principal amount) would sell at a premium. Changes in the value of the Tax-Exempt Bonds held in the fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the fund.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on Tax-Exempt Bonds. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Bonds for investment by the fund and the value of the fund's portfolio would be affected. Additionally, the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund.

Municipal Lease Obligations

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with other Tax-Exempt Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the non-appropriation risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The fund will seek to minimize these risks.

In determining the liquidity of municipal lease obligations, Pioneer, under guidelines established by the fund's Board of Trustees, will consider: (1) the essential nature of the leased property; and (2) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operation of the municipality.

If leased property is determined not to be essential in nature or if there is a likelihood that the municipality will discontinue appropriating funding, then the following factors will also be considered in determining liquidity:

(1) any relevant factors related to the general credit quality of the municipality, which may include: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); and (d) the legal recourse in the event of failure to appropriate.

(2) any relevant factors related to the marketability of the municipal lease obligation which may include: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers willing to purchase or sell the obligation and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the obligation; and (d) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer.

Zero Coupon and Deferred Interest Bonds

Tax-Exempt Bonds in which the fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to service its debt, but generally require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in value than debt obligations which make regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders. Since no cash is received at the time of accrual, the fund may be required to liquidate other portfolio securities to satisfy its distribution obligations.

Residual Interests in Municipal Securities

Certain municipal securities are divided into short-term and long-term components. The short-term component has a long-term maturity, but pays interest at a short-term rate that is reset by means of a "dutch auction" or similar method at specified intervals (typically 35 days). The long-term component or "residual interest" pays interest at a rate that is determined by subtracting the interest paid on the short-term component from the coupon rate on the municipal securities themselves. Consequently, the interest rate paid on residual interests will increase when short-term interest rates are declining and will decrease when short-term interest rates are increasing. This interest rate adjustment formula results in the market value of residual interests being significantly more volatile than that of ordinary municipal securities. In a declining interest rate environment, residual interests can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders. However, because of the market volatility associated with residual interests, the fund will not invest more than 10% of its total assets in residual interests in municipal securities.

U.S. Government Securities

U.S. government securities in which the fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include:
(i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

When-Issued and Delayed Delivery Securities

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

Other Investment Companies

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the Securities and Exchange Commission (the "SEC").

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Repurchase Agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund.

Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Portfolio Turnover

The fund will limit portfolio turnover to the extent practicable and consistent with its investment objective and policies. While it does not intend to engage in short-term trading, the fund will not preclude itself from taking advantage of short-term trends and yield disparities that might occur from time to time. A higher portfolio turnover rate will result in correspondingly higher transaction costs. See Annual Fee, Expense and Other Information for the fund's annual portfolio turnover rate.

Futures Contracts

To hedge against changes in securities prices or interest rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and other financial instruments and indices. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices or rates that are currently available.

Other Considerations. The fund will engage in futures transactions in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will engage in transactions in futures contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts involve brokerage costs, require margin deposits and, in the case of contracts obligating the fund to purchase securities, require the fund to segregate assets to cover such contracts.

While transactions in futures contracts may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the fund than if it had not entered into any futures contracts. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.

Inverse Floating Rate Securities.

The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Lending of Portfolio Securities

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

Money Market Instruments.

The fund may invest in short term money market instruments including commercial bank obligations and commercial paper. These instruments may be denominated in both U.S. and, to a limited extent, foreign currency. The fund's investment in commercial bank obligations includes certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances. Obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

The fund's investments in commercial paper consist of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Investment Restrictions

In compliance with an informal position taken by the staff of the SEC regarding leverage, the fund will not purchase securities during the current fiscal year at any time that outstanding borrowings exceed 5% of the fund's total assets.

Fundamental Investment Restrictions. The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

2.        more than 50% of the outstanding shares of the fund.

The fund will:

Invest at least 80% of its assets in investments the income from which will be exempt from regular federal income tax.

The fund may not:

1. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities), if as a result: (a) more than 25% of the value of the fund's total assets would then be invested in securities of any single issuer; or (b) as to 75% of the value of the fund's total assets, more than 5% of the value of the fund's total assets would then be invested in securities of any single issuer. For the purpose of this limitation, the fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member as a separate issuer;

2. Borrow money, except from a bank for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the fund's total assets at the time of borrowing;

3. Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 5% of the value of the fund's total assets;

4. Knowingly purchase or otherwise acquire any securities which are subject to legal or contractual restrictions on resale or which are not readily marketable, or purchase the securities of any other investment company, except that it may make purchases of securities of investment companies in accordance with its investment objective, policies, and restrictions or as part of a merger, consolidation or acquisition of assets;

5. Underwrite any issue of securities, except in connection with the purchase of securities in accordance with its investment objective, policies and limitations, or participate on a joint or joint-and-several basis in any securities trading account;

6. Purchase or sell real estate (or real estate limited partnerships), but this shall not prevent the fund from investing in Tax-Exempt Bonds or other permitted obligations secured by real estate or interests therein;

7. Purchase or sell commodities or commodity contracts except options, financial futures or options on financial futures contracts in accordance with its investment objective, policies, and restrictions, or invest in oil, gas or other mineral leases, exploration or development programs, or write or purchase puts, calls, straddles, spreads or any combination thereof;

8. Make loans, except through the purchase of securities, including repurchase agreements, in accordance with its investment objective, policies and limitations;

9. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions and margin payments in connection with options, financial futures contracts and options on financial futures contracts; or

10. Purchase or retain the securities of any issuer other than the securities of the fund, if, to the fund's knowledge, those officers and trustees of the fund, or of the investment adviser or underwriter, who own individually or beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.

1. The fund will not concentrate its assets in the securities of issuers in any one industry except that the fund may invest 25% or more of its assets in issuers in any one or more states or securities the payments on which are derived from gas, electric, telephone, sewer and water segments of the municipal bond market.

2. The fund will not issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the fund may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

3. TRUSTEES AND OFFICERS


The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 60 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.



-----------------------------------------------------------------------------------------------------------------------------------
                                       Term of Office
Name, Age and       Position Held      and Length of      Principal Occupation During Past   Other Directorships Held by
Address             With the Fund      Service            Five Years                         this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
-----------------------------------------------------------------------------------------------------------------------------------



John F. Cogan,      Chairman of the    Trustee since      Deputy Chairman and a Director     Director of Harbor Global
Jr. (76)*           Board, Trustee     1993. Serves       of Pioneer Global Asset            Company, Ltd.
                    and President      until retirement   Management S.p.A. ("PGAM");
                                       or removal.        Non-Executive Chairman and a
                                                          Director of Pioneer
                                                          Investment Management
                                                          USA Inc. ("PIM-USA");
                                                          Chairman and a
                                                          Director of Pioneer;
                                                          Director of Pioneer
                                                          Alternative Investment
                                                          Management Limited
                                                          (Dublin); President
                                                          and a Director of
                                                          Pioneer Alternative
                                                          Investment Management
                                                          (Bermuda) Limited and
                                                          affiliated funds;
                                                          President and Director
                                                          of Pioneer Funds
                                                          Distributor, Inc.
                                                          ("PFD"); President of
                                                          all of the Pioneer
                                                          Funds; and Of Counsel
                                                          (since 2000, partner
                                                          prior to 2000), Hale
                                                          and Dorr LLP (counsel
                                                          to PIM-USA and the
                                                          Pioneer Funds)



-----------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood      Trustee and        Trustee since      President and Chief Executive      None
(52)*               Executive Vice     2003. Serves       Officer, PIM-USA since May, 2003
                    President          until a            (Director since January, 2001);
                                       successor          President and Director of
                                       trustee is         Pioneer since May, 2003;
                                       elected or         Chairman and Director of Pioneer
                                       earlier            Investment Management
                                       retirement or      Shareholder Services, Inc.
                                       removal.           ("PIMSS") since May, 2003;
                                                          Executive Vice
                                                          President of all of
                                                          the Pioneer Funds
                                                          since June 3, 2003;
                                                          Executive Vice
                                                          President and Chief
                                                          Operating Officer of
                                                          PIM-USA, November
                                                          2000-May 2003;
                                                          Executive Vice
                                                          President, Chief
                                                          Financial Officer and
                                                          Treasurer, John
                                                          Hancock Advisers, LLC,
                                                          Boston, MA, November
                                                          1999-November 2000;
                                                          Senior Vice President
                                                          and Chief Financial
                                                          Officer, John Hancock
                                                          Advisers, LLC, April
                                                          1997-November 1999


-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
-----------------------------------------------------------------------------------------------------------------------------------

Mary K. Bush (56)        Trustee       Trustee since      President, Bush International      Director of Brady
3509 Woodbine Street,                  1997. Serves       (international financial           Corporation (industrial
Chevy Chase, MD 20815                  until a            advisory firm)                     identification and
                                       successor                                             specialty coated material
                                       trustee is                                            products manufacturer),
                                       elected or                                            Millenium Chemicals, Inc.
                                       earlier                                               (commodity chemicals),
                                       retirement or                                         Mortgage Guaranty Insurance
                                       removal.                                              Corporation, and R.J.
                                                                                             Reynolds Tobacco Holdings,
                                                                                             Inc. (tobacco)

-----------------------------------------------------------------------------------------------------------------------------------

Richard H. Egdahl,       Trustee       Trustee since      Alexander Graham Bell Professor    None
M.D. (77)                              1993. Serves       of Health Care Entrepreneurship,
Boston University                      until a            Boston University; Professor of
Healthcare                             successor          Management, Boston University
Entrepreneurship                       trustee is         School of Management; Professor
Program, 53 Bay State                  elected or         of Public Health, Boston
Road, Boston, MA 02215                 earlier            University School of Public
                                       retirement or      Health; Professor of Surgery,
                                       removal.           Boston University School of

                                                          Medicine; and University
                                                          Professor, Boston University
-----------------------------------------------------------------------------------------------------------------------------------

Margaret B.W. Graham     Trustee       Trustee since      Founding Director, The Winthrop    None
(56) 1001 Sherbrooke                   1993. Serves       Group, Inc. (consulting firm);
Street West, Montreal,                 until a successor  Professor of Management, Faculty
Quebec, Canada                         trustee is         of Management, McGill University
                                       elected or earlier
                                       retirement or
                                       removal

-----------------------------------------------------------------------------------------------------------------------------------

Marguerite A. Piret      Trustee       Trustee since      President and Chief Executive      None
(545 One Boston                        1993. Serves       Officer, Newbury, Piret &
Place, 28th Floor,                     until a            Company, Inc. (investment
Boston, MA 02108                       successor          banking firm)
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.


-----------------------------------------------------------------------------------------------------------------------------------


Stephen K. West (75)     Trustee       Trustee since      Senior Counsel, Sullivan &         Director, The Swiss
125 Broad Street, New                  1993. Serves       Cromwell (law firm)                Helvetia Fund, Inc.
York, NY 10004                         until a                                               (closed-end investment
                                       successor                                             company) and AMVESCAP PLC
                                       trustee is                                            (investment managers)
                                       elected or
                                       earlier
                                       retirement or
                                       removal.

-----------------------------------------------------------------------------------------------------------------------------------

John Winthrop (67)       Trustee       Trustee since      President, John Winthrop & Co.,    None
One North Adgers                       1993. Serves       Inc. (private investment firm)
Wharf, Charleston, SC                  until a
29401                                  successor
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.

-----------------------------------------------------------------------------------------------------------------------------------
Fund Officers:
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                             Other Directorships Held by
                                                                                             this Officer

-----------------------------------------------------------------------------------------------------------------------------------

Dorothy E.          Secretary          Since September,   Secretary of PIM-USA; Senior       None
Bourassa (56)                          2003. Serves at    Vice President- Legal of
                                       the discretion     Pioneer; and Secretary/Clerk of
                                       of Board           most of PIM-USA's subsidiaries
                                                          since October 2000;
                                                          Secretary of all of
                                                          the Pioneer Funds
                                                          since September 2003
                                                          (Assistant Secretary
                                                          from November 2000 to
                                                          September 2003); and
                                                          Senior Counsel,
                                                          Assistant Vice
                                                          President and Director
                                                          of Compliance of
                                                          PIM-USA from April
                                                          1998 through October
                                                          2000


-----------------------------------------------------------------------------------------------------------------------------------

Christopher J.      Assistant          Since September,   Assistant Vice President and       None
Kelley (39)         Secretary          2003. Serves at    Senior Counsel of Pioneer since
                                       the discretion     July 2002; Vice President and
                                       of Board           Senior Counsel of BISYS Fund
                                                          Services, Inc. (April 2001 to
                                                          June 2002); Senior Vice
                                                          President and Deputy General
                                                          Counsel of Funds Distributor,
                                                          Inc. (July 2000 to April 2001;
                                                          Vice President and Associate
                                                          General Counsel from July 1996
                                                          to July 2000); Assistant
                                                          Secretary of all Pioneer Funds
                                                          since September 2003

-----------------------------------------------------------------------------------------------------------------------------------

David C. Phelan     Assistant          Since September,   Partner, Hale and Dorr LLP;        None
(46)                Secretary          2003. Serves at    Assistant Secretary of all
                                       the discretion     Pioneer Funds since September
                                       of Board           2003

-----------------------------------------------------------------------------------------------------------------------------------

Vincent Nave (58)   Treasurer          Since November,    Vice President-Fund Accounting,    None
                                       2000. Serves at    Administration and Custody
                                       the discretion     Services of Pioneer (Manager
                                       of Board           from September 1996 to February

                                                          1999); and Treasurer of all of
                                                          the Pioneer Funds (Assistant
                                                          Treasurer from June 1999 to
                                                          November 2000)
-----------------------------------------------------------------------------------------------------------------------------------

Luis I. Presutti    Assistant          Since November,    Assistant Vice President-Fund      None
(39)                Treasurer          2000. Serves at    Accounting, Administration and
                                       the discretion     Custody Services of Pioneer
                                       of Board           (Fund Accounting Manager from
                                                          1994 to 1999); and Assistant
                                                          Treasurer of all of the Pioneer
                                                          Funds since November 2000

-----------------------------------------------------------------------------------------------------------------------------------

Gary Sullivan (46)  Assistant          Since May, 2002.   Fund Accounting Manager - Fund     None
                    Treasurer          Serves at the      Accounting, Administration and

                                       discretion of      Custody Services of Pioneer; and
                                       Board              Assistant Treasurer of all of
                                                          the Pioneer Funds since May 2002

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Katharine Kim       Assistant          Since September,   Fund Administration Manager -      None
Sullivan (30)       Treasurer          2003. Serves at    Fund Accounting, Administration
                                       the discretion     and Custody Services since June
                                       of Board           2003; Assistant Vice President -
                                                          Mutual Fund Operations
                                                          of State Street
                                                          Corporation from June
                                                          2002 to June 2003
                                                          (formerly Deutsche
                                                          Bank Asset
                                                          Management); Pioneer
                                                          Fund Accounting,
                                                          Administration and
                                                          Custody Services (Fund
                                                          Accounting Manager
                                                          from August 1999 to
                                                          May 2002, Fund
                                                          Accounting Services
                                                          Supervisor from 1997
                                                          to July 1999);
                                                          Assistant Treasurer of
                                                          all Pioneer Funds
                                                          since September 2003

-----------------------------------------------------------------------------------------------------------------------------------


*Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of the fund's investment adviser and certain of its affiliates.


The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

Board Committees


During the most recent fiscal year, the Board of Trustees held 13 meetings. Each Trustee attended at least 75% of such meetings.

The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit
Marguerite A. Piret (Chair), Margaret B.W. Graham and
John Winthrop

Independent Trustees
Mary K. Bush, Richard H. Egdahl, Margaret B.W. Graham
(Chair), Marguerite A. Piret, Stephen K. West and
John Winthrop

Nominating
Mary K. Bush, Richard H. Egdahl (Chair) and
Marguerite A. Piret

Valuation
Marguerite A. Piret (Chair), Stephen K. West and John
Winthrop

Policy Administration
Mary K. Bush (Chair), Richard H. Egdahl and Margaret
B.W. Graham

During the most recent fiscal year, the Audit, Nominating, Valuation, Independent Trustees and Policy Administration Committees held 11, 0, 2, 10 and 2 meetings, respectively.


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

|X|  act as a liaison between the fund's
     independent auditors and the full Board of Trustees of the fund;

|X| discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

|X| review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

|X| review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

|X|  review and approve expenses under the
     administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

|X| receive on a periodic basis a formal written statement delineating all relationships between the auditors and the fund or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The fund's Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Compensation of Officers and Trustees

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their trustees as follows:

o each fund with assets greater than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual base fee calculated on the basis of the fund's net assets.
o each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.
o each fund with assets greater than $50 million pays each Interested Trustee an annual fee of $500 and each fund with assets less than $50 million pays each Interested Trustee an annual fee of $200 (Pioneer reimburses the fund for these fees).
o each fund with assets greater than $250 million pays each Independent Trustee who serves on each board committee an annual committee fee based on the fund's net assets (with additional compensation for chairpersons of such committees).

See "Compensation of Officers and Trustees" in Annual Fee, Expense and Other Information.

Sales Loads. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

Other Information

Material Relationships of the Independent Trustees.
For purposes of the statements below:

o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940
         Act, for which Pioneer or any of its
         affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the Fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.


As of December 31, 2003, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):


o        the fund
o        an officer of the fund
o        a related fund
o        an officer of any related fund
o        Pioneer
o        PFD
o        an officer of Pioneer or PFD
o        any affiliate of Pioneer or PFD
o        an officer of any such affiliate


During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $53,000 and $126,603 in each of 2002 and 2003.

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:


o        Pioneer
o        PFD
o        UniCredito Italiano
o        any other entity in a control relationship with Pioneer or PFD


None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:


o        the fund
o        any related fund

o        Pioneer
o        PFD
o        any affiliated person of the fund, Pioneer or PFD
o        UniCredito Italiano
o        any other entity in a control relationship to the fund, Pioneer or PFD

Factors Considered by the Independent Trustees in Approving the Management Contract. The 1940 Act requires that the fund's management contract be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the fund's management contract are fair and reasonable and that the contract is in the fund's best interest. The Independent Trustees believe that the management contract will enable the fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the fund and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the fund.

In evaluating the management contract, the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, UniCredito Italiano, their respective affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of Pioneer the fund's operations and Pioneer's ability to provide advisory and other services to the fund. The Independent Trustees also reviewed:

o the investment performance of the fund and other Pioneer Funds with similar investment strategies;

o the fee charged by Pioneer for investment advisory and administrative services, as well as other compensation received by PFD and PIMSS;

o        the fund's projected total operating
         expenses;

o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

o the experience of the investment advisory and other personnel providing services to the fund and the historical quality of the services provided by Pioneer; and

o the profitability to Pioneer of managing the fund.

The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer and UniCredito Italiano, as well as the qualifications of their personnel and their respective financial conditions; (2) that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; and (3) the relative performance of the fund since commencement of operations to comparable investment companies and unmanaged indices. The Independent Trustees deemed each of these factors to be relevant to their consideration of the fund's management contract.

Share Ownership. See Annual Fee, Expense and Other Information for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

Code of Ethics. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.

4.   INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

Advisory Fee. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.50% of the fund's average daily net assets up to $250 million, 0.48% of the next $50 million and 0.45% on assets over $300 million. This fee is normally computed and accrued daily and paid monthly.

See the table in Annual Fee, Expense and Other Information for management fees paid to Pioneer during recently completed fiscal years.

Administration Agreement. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. See Annual Fee, Expense and Other Information for fees the fund paid to Pioneer for administration and related services.

Potential Conflict of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

Personal Securities Transactions. The fund, Pioneer and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5.       PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

Principal Underwriter

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables in Annual Fee, Expense and Other Information for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

Distribution Plans

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the

"Plans"), pursuant to which certain distribution and service fees are paid to PFD. The fund has not adopted a plan of distribution with respect to its Class Y shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The Class B Plan and Class C Plan are compensation plans, which means that the amount of payments under the plans are not linked to PFD's expenditures, and, consequently, PFD can make a profit under each of those plans.

Class A Plan. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See Annual Fee, Expense and Other Information for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.

Class B Plan. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B Shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreements with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

     o the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and

     o other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

     o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

o    issued prior to the date of any termination or modification;

o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:

o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B Shares of the fund; or

o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

o as provided in the fund's prospectus or statement of additional information; or

o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.


Class C Plan. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.


The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers that enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

General

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.


See Annual Fee, Expense and Other Information for fund expenses under the Class A Plan, Class B Plan and Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.


Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC.

6.       SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $33.00 for each Class A, Class B, Class C and Class Y shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

7.       CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8.       INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, the fund's independent auditors, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9.       PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.


Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian. See "Financial highlights" in the prospectus.

See the table in Annual Fee, Expense and Other Information for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

10.      DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The fund's Agreement and Declaration of Trust, dated as of June 16, 1994 (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the fund consists of only one series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the fund, designated as Class A shares, Class B shares, Class C and Class Y shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of the fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the fund's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.


As a Delaware business trust, the fund's operations are governed by the Declaration. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the fund is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware statutory trust, such as the fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the fund's shareholders could become subject to personal liability.


To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the fund or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the fund or any series of the fund and (iii) provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the fund's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the fund may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration further provides that the fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the fund. The Declaration does not authorize the fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.

11.      SALES CHARGES

The fund continuously offers four classes of shares designated as Class A, Class B, Class C and Class Y as described in the prospectuses. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.

Class A Share Sales Charges

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                             Sales Charge as a % of
                             ----------------------
                                    Offering  Net Amount Dealer
Amount of Purchase                  Price     Invested   Reallowance

Less than $100,000                  4.50      4.71       4.00
$100,000 but less than $250,000     3.50      3.63       3.00
$250,000 but less than $500,000     2.50      2.56       2.00
$500,000 but less than $1,000,000   2.00      2.04       1.75
$1,000,000 or more                  0.00      0.00       see below


The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved; however, pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code which are eligible to purchase Class R shares may aggregate purchases by beneficiaries of such plans only if the pension, profit-sharing or other employee benefit trust has determined that it does not require the services provided under the Class R Service Plan. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 18 months of purchase (one year of purchase for shares purchased prior to February 1, 2004). PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

Accounts Other than Employer-Sponsored Retirement Plans
1.00%             Up to $4 million
0.50%             Next $46 million
0.25%             Over $50 million

Employer-Sponsored Retirement Plans
0.50%             Up to $50 million
0.25%             Over $50 million

These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $10 million in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 18 months of purchase.


Letter of Intent ("LOI"). Reduced sales charges are available for purchases of $100,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

Class B Shares

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                CDSC as a % of Dollar
Year Since Purchase            Amount Subject to CDSC

First                                 4.0
Second                                4.0
Third                                 3.0
Fourt                                 3.0
Fifth                                 2.0
Sixth                                 1.0
Seventh and thereafter                0.0

On March 31, 1999, in accordance with a tax-free reorganization approved by shareholders of Pioneer Intermediate Tax-Free Fund, Pioneer Intermediate-Tax Free Fund transferred all of its assets to the fund, and the fund assumed Pioneer Intermediate Tax-Free Fund's liabilities. Class A, Class B and Class C shares of the fund were issued proportionately to the respective holders of shares of Pioneer Intermediate Tax-Free Fund on the reorganization date. Such Class B shares redeemed within four years of purchase will be subject to a CDSC at the rates shown in the table below.

                               CDSC as a % of Dollar
Year Since Purchase           Amount Subject to CDSC

First                                  3.0
Second                                 3.0
Third                                  2.0
Fourth                                 1.0
Fifth and thereafter                   0.0

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.


Class B shares will automatically convert into Class A shares eight years (five years in the case of Class B shares issued to former shareowners of Pioneer Intermediate Tax-Free Fund in connection with the reorganization described above) after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares over time in the same proportion as other shares held in the account. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.


Class C Shares


You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

Additional Payments to Dealers

From time to time, PFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described above. PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under federal securities laws. Contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. a fee of up to 0.20% on qualifying sales of the fund's Class A, Class B or Class C shares through such dealer. In addition, PFD or its affiliates may elect to pay broker-dealers an additional commission based on the net asset value of all of the fund's Class B or Class C shares sold by a dealer during a particular period.

PFD may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealer-sponsored events. PFD may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. PFD will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the NASD.

12.      REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.


Systematic Withdrawal Plan(s) ("SWP") (Class A, Class B and Class C Shares) . A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.


Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.


While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.


A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

Reinstatement Privilege (Class A and Class B Shares). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A or Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

13.      TELEPHONE AND ONLINE TRANSACTIONS


You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. Class Y shares may not be purchased by telephone, and Class Y shareowners are not eligible for online transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. (Class Y account holders should contact Pioneer's Group Plans Department at 1-888-294-4480 between 9:00 a.m. and 6:00 p.m.) Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFoneSM"). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.


Telephone Transaction Privileges. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online Transaction Privileges. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
|X|  For new accounts, complete the online
     section of the account application
|X|  For existing accounts, complete an account
     options form, write to the transfer agent or
     complete the online authorization screen on
     www.pioneerfunds.com
     --------------------

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and Website Online Access. You may have difficulty contacting the fund by telephone or accessing www.pioneerfunds.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or to reach the fund by telephone, you should communicate with the fund in writing.

FactFone(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone(SM) features for Class Y shareholders are not currently available through FactFone(SM). You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

o    net asset value prices for all Pioneer mutual funds;

o    annualized 30-day yields on Pioneer's fixed income funds;

o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

o    dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B, Class C and Class Y shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

14.      PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fairvalue. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.


When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the fund's Trustees may use a pricing matrix.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B, Class C and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).



15.      TAX STATUS


The fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders (provided that the distribution requirements set forth below are satisfied). In order to qualify as a regulated investment company under Subchapter M of the

Code, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or other income (including gains from options and futures contracts) derived with respect to its business of investing in such securities (the "90% income test") and satisfy certain quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will be relieved of U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.
If the fund did not qualify as a regulated investment company for any taxable year, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level at a maximum 35% federal income tax rate, and when such income is distributed, to a further tax at the shareholder level..


Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund declares a dividend from any net investment income each business day. The fund generally pays dividends from any net investment income on the last business day of the month or shortly thereafter. The fund distributes any net short- and long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

In accordance with its investment objective, the fund invests its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders' capital. The fund may from time to time invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gains or income which is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and futures transactions. The fund's distributions from such gains or income will not be "exempt-interest dividends", as described below, and accordingly will be taxable.

The Code permits tax-exempt interest received by the fund to flow through as tax-exempt "exempt-interest dividends" to the fund's shareholders, provided that the fund qualifies as a regulated investment company and at least 50% of the value of the fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code. That part of the fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual tax-exempt percentage earned by the fund during any particular month. That portion of the fund's dividends and distributions not designated as tax-exempt will be taxable as described below.

Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the federal alternative minimum tax.

Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. The fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the fund.


Unless shareholders specify otherwise, all distributions from the fund will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends from the fund, other than exempt-interest dividends, are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income. Since the fund's income is derived primarily from sources that do not pay qualified dividend income, dividends from the fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income

Dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund..

Capital gain dividends distributed by the fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.


Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The fund may invest to a limited extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Annual Fee, Expense and Other Information for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A or Class B shares that have been held for less than 91 days are redeemed and the proceeds are reinvested in Class A shares of the fund or in Class A shares of another mutual fund at net asset value pursuant to the reinstatement privilege, or if Class A shares in the fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.


Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


Options written or purchased and futures contracts entered into by the fund on certain securities or indices may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Additionally, the fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The fund's dividends and distributions will generally not qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. In addition, no portion of the fund's distributions from net capital gain will qualify for this deduction.

The exemption of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the fund makes no commitment to seek to satisfy. However, the fund will report annually to its shareholders the percentage of interest income received by the fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.


Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends (other than exempt-interest dividends), capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which the fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.


If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.


The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

See Annual Fee, Expense and Other Information for performance information for each class of fund shares as of the most recently completed fiscal year.


17.  FINANCIAL STATEMENTS


The fund's financial statements and financial highlights for the fiscal year ended December 31, 2003 appearing in the fund's annual report filed with the SEC on March 5, 2004 (Accession No. 0000812195-04-000020) are incorporated by reference into this statement of additional information. These financial statements and financial highlights have been audited by Ernst & Young LLP, independent auditors, as indicated in their report thereon and are incorporated herein by reference in reliance upon such report given on the authority of Ernst & Young LLP as experts in accounting and auditing.

When the fund issued its December 31, 2001 annual report, Arthur Andersen LLP was the independent accountant for the fund. Arthur Anderson ceased operations in 2002. The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

18.      ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Portfolio Turnover


The fund's annual portfolio turnover rate was 161% and 80% for the fiscal year ended December 31, 2002 and 2003, respectively.

The decreased turnover is a result of Pioneer's efforts to improve, in a volatile economic environment, the fund's long term position and income potential.


Share Ownership


As of March 31, 2004, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of March 31, 2004:


                                                                                  Number of        % of
Record Holder                                           Share Class               Shares           Class

----------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated            Class B             319,551.939      18.93
for the Sole Benefit of its Customers
4800 Deer Lake Drive East, 2nd Floor 97GY2
Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated for the    Class C             162,003.422      16.06
Sole Benefit of Its Customers
4800 Deer Lake Drive east 2nd Floor 97JJ0
Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------------------------
First Command Bank Trust Dept.                                Class Y             141,621.087      100
Box 901041
Fort Worth, TX 76101-2041
----------------------------------------------------------------------------------------------------------------------


Trustee Ownership of Shares of the Fund and Other Pioneer Funds


The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2003. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2003. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2003. The dollar ranges in this table are in accordance with SEC requirements.


-----------------------------------------------------------------------------------------------------
Name of  Trustee                     Dollar Range of       Aggregate Dollar Range of Equity
                                     Equity Securities     Securities in All Registered Investment
                                     in the Fund           Companies in the Pioneer Family of Funds
-----------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------
John F. Cogan, Jr.                   Over $100,000         Over $100,000
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

Osbert M. Hood*                                            Over $100,000

-----------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------

Mary K. Bush                         None                  $10,001-$50,000

-----------------------------------------------------------------------------------------------------

Richard H. Egdahl, M.D.              None                  $50,001-$100,000

-----------------------------------------------------------------------------------------------------

Margaret B.W. Graham                 None                  $10,001-$50,000

-----------------------------------------------------------------------------------------------------

Marguerite A. Piret                  None                  $50,001-$100,000

-----------------------------------------------------------------------------------------------------

Stephen K. West                      None                  Over $100,000

-----------------------------------------------------------------------------------------------------

John Winthrop                        $50,001-$100,000      Over $100,000

-----------------------------------------------------------------------------------------------------


* Mr. Hood became a Trustee effective June 3, 2003.


Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.


-----------------------------------------------------------------------------------------------------
                                                       Pension or
                                                       Retirement            Total Compensation from
                                                       Benefits Accrued      the Fund and
                                 Aggregate             as Part of Fund       Other Pioneer
                                 Compensation from     Expenses              Funds***
Name of Trustee                  Fund**
-----------------------------------------------------------------------------------------------------
Interested Trustees:
-----------------------------------------------------------------------------------------------------

John F. Cogan, Jr*.                  $500.00               $0.00                $19,200.00

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

Osbert M. Hood*+                     500.00                                     11,520.00

-----------------------------------------------------------------------------------------------------
Independent Trustees:
-----------------------------------------------------------------------------------------------------

Mary K. Bush                         1,458.00              0.00                 104,000.00

-----------------------------------------------------------------------------------------------------

Richard H. Egdahl, M.D.              1,436.00              0.00                  99,750.00

-----------------------------------------------------------------------------------------------------

Margaret B.W. Graham                 1,458.00              0.00                 104,000.00

-----------------------------------------------------------------------------------------------------

Marguerite A. Piret                  1,521.00              0.00                 113,562.50

-----------------------------------------------------------------------------------------------------

Stephen K. West                      1,430.00              0.00                  99,750.00

-----------------------------------------------------------------------------------------------------

John Winthrop                        1,431.00              0.00                  99,750.00
                                                           -                     ---------

-----------------------------------------------------------------------------------------------------

Total:                               $8,735.00             $0.00                $651,532.50
                                                           -----

-----------------------------------------------------------------------------------------------------


* Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.
** For the fiscal year ended December 31, 2003.
***For the calendar year ended December 31, 2003. There are 60 U.S. registered investment portfolios in the Pioneer Family of Funds.
+  Mr. Hood became a
   Trustee effective June 3, 2003.

Approximate Management Fees the Fund Paid or Owed Pioneer

For the Fiscal Years Ended December 31,

2003                             2002                         2001
$1,755,323                       $1,761,296                   $1,728,126


Fees the Fund Paid to Pioneer under the Administration Agreement

For the Fiscal Year Ended December 31,

2003            2002          2001
$80,577         $82,716       $56,216


Carryovers of Distribution Expenses

As of December 31, 2003 there was a carryover of distribution expenses in the amount of $14,237 under the Class A Plan.

Approximate Net Underwriting Commissions Retained by PFD (Class A)

For the Fiscal Years Ended December 31,


2003                            2002                         2001
$46,534                         $52,396                      $56,481


Approximate Commissions Reallowed to Dealers (Class A)

For the Fiscal Years Ended December 31,

2003                            2002                         2001
$312,917                        $644,884                     $491,869


Approximate Commissions Reallowed to Dealers (Class C)

For the Fiscal Years Ended December 31,

2003                            2002                         2001
$46,815                         $30,781                      N/A


Fund Expenses under the Distribution Plans


For the Fiscal Year Ended December 31, 2003


Class A Plan                    Class B Plan                 Class C Plan
$821,260                        $200,769                     $95,103


CDSCs


During the fiscal year ended December 31, 2003, CDSCs in the amount of $59,694 were paid to PFD.


Brokerage and Underwriting Commissions (Portfolio Transactions)

For the Fiscal Years Ended December 31,

2003                            2002                         2001
$0                              $0                           $0
Capital Loss Carryforwards as of December 31, 2003

At December 31, 2003, the fund had a capital loss carryforward of $11,559,109 of which all will expire in 2011 if not utilized..

Average Annual Total Returns (December 31, 2003)

                         Average Annual Total Return (%)

-------------------------------------------------------------------------------------------------------------

                                                                                      Since         Inception
Class of Shares                       One Year         Five Years      Ten Years      Inception     Date

-------------------------------------------------------------------------------------------------------------

Class A Shares                                                                                      1/18/77

-------------------------------------------------------------------------------------------------------------

Return before taxes                   1.01             3.77            4.66           6.26

-------------------------------------------------------------------------------------------------------------

Return after taxes on distributions   1.02             3.66            4.43           6.05

-------------------------------------------------------------------------------------------------------------

Return after taxes on distributions   2.30             3.83            4.55           6.07
and sale of shares

-------------------------------------------------------------------------------------------------------------

Class B Shares                                                                                      4/28/95

-------------------------------------------------------------------------------------------------------------

Return before taxes                   0.98             3.76            n/a            5.04

-------------------------------------------------------------------------------------------------------------

Return after taxes on distributions   0.98             3.65            n/a            4.77

-------------------------------------------------------------------------------------------------------------

Return after taxes on distributions   2.10             3.74            n/a            4.80
and sale of shares

-------------------------------------------------------------------------------------------------------------

Class C Shares                                                                                      1/31/96+

-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------

Return before taxes                   5.04             3.96            n/a            4.49

-------------------------------------------------------------------------------------------------------------

Return after taxes on distributions   3.95             3.64            n/a            4.10

-------------------------------------------------------------------------------------------------------------

Return after taxes on distributions   4.04             3.75            n/a            4.21
and sale of shares

-------------------------------------------------------------------------------------------------------------

Class Y Shares                                                                                      2/28/02

-------------------------------------------------------------------------------------------------------------

Return before taxes                   6.21                                            4.11

-------------------------------------------------------------------------------------------------------------

Return after taxes on distributions   5.20             n/a             n/a            4.03

-------------------------------------------------------------------------------------------------------------

Return after taxes on distributions   5.27             n/a             n/a            4.07
and sale of shares

-------------------------------------------------------------------------------------------------------------

+ The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.



Standardized 30-Day Yield (December 31, 2003)


Class of Shares                       Yield (%)


Class A Shares                        3.78
Class B Shares                        3.22
Class C Shares                        3.19
Class Y Shares                        4.00

Taxable Equivalent Yield (38.6% Federal Income Tax Bracket) (December 31, 2003)


Class of Shares                       Yield (%)


Class A Shares                        6.16
Class B Shares                        5.24
Class C Shares                        5.20
Class Y Shares                        6.51

19. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS

Moody's Investors Service, Inc. ("Moody's") Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries. High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Moody's Debt Ratings

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.
2) Notes allowing for negative coupons, or negative principal.
3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o        Nature of and provisions of the obligation;
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

 20.Proxy Voting Policies and Procedures of Pioneer Investment Management, Inc.

20. Appendix B - Proxy Voting Policies       Pioneer Investment Management, Inc.
--------------------------------------------------------------------------------


                           VERSION DATED MARCH 2, 2004
                                TABLE OF CONTENTS
OVERVIEW...............................................................59
PROXY VOTING PROCEDURES................................................59
PROXY VOTING SERVICE...................................................59
PROXY COORDINATOR......................................................59
REFERRAL ITEMS.........................................................59
CONFLICTS OF INTEREST..................................................60
SECURITIES LENDING.....................................................60
SHARE-BLOCKING.........................................................61
RECORD KEEPING.........................................................61
DISCLOSURE.............................................................61
PROXY VOTING OVERSIGHT GROUP...........................................61
AMENDMENTS.............................................................62
PROXY VOTING POLICIES..................................................62
ADMINISTRATIVE.........................................................62
AUDITORS...............................................................63
BOARD OF DIRECTORS.....................................................63
TAKEOVER-RELATED MEASURES..............................................64
CAPITAL STRUCTURE......................................................66
COMPENSATION...........................................................67
CORPORATE GOVERNANCE...................................................68
MERGERS AND RESTRUCTURINGS.............................................69
MUTUAL FUNDS...........................................................69
SOCIAL ISSUES..........................................................70

Overview

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner. The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's PROXY VOTING POLICIES summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios. Pioneer's PROXY VOTING PROCEDURES detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach. Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator. Proxy Voting Procedures

                              Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

                               Proxy Coordinator

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

                                 Referral Items

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

                             Conflicts of Interest

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

o Anaffiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

                               Securities Lending

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

                                 Share-Blocking

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date). Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

                                 Record Keeping

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

o    Retains a record of the vote cast;

o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

o    A record memorializing the basis for each referral vote cast;

o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

                                   Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

                          Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

                                   Amendments

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

Proxy Voting Policies

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established PROXY VOTING PROCEDURES for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

                                 Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.
We will generally support these and similar management proposals:

o    Corporate name change.

o    A change of corporate headquarters.

o    Stock exchange listing.

o    Establishment of time and place of annual meeting.

o    Adjournment or postponement of annual meeting.

o    Acceptance/approval of financial statements.

o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

o    Approval of minutes and other formalities.

o    Authorization of the transferring of reserves and allocation of income.

o    Amendments to authorized signatories.

o    Approval of accounting method changes or change in fiscal year-end.

o    Acceptance of labor agreements.

o    Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

                                    Auditors

We normally vote for proposals to:

o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

o    Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to: o Seek bids from other auditors.

o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

o    Indemnify auditors.

o    Prohibit auditors from engaging in non-audit services for the company.

                          Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.
General Board Issues
Pioneer will vote for:

o Audit, compensation and nominating committees composed of independent directors exclusively.

o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

o    Election of an honorary director.

We will vote against:
o    Minimum stock ownership by directors.

o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

o Requirements for union or special interest representation on the board.

o    Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors
In uncontested elections of directors we will voteagainst:
o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

o Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

o    Contested election of directors.

o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

o    Mandatory retirement policies.

o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

                           Takeover-Related Measures
Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:

o    Cumulative voting.

o    Increase ability for shareholders to call special meetings.

o    Increase ability for shareholders to act by written consent.

o    Restrictions on the ability to make greenmail payments.

o    Submitting rights plans to shareholder vote.

o    Rescinding shareholder rights plans ("poison pills").

o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o    Fair price provisions.

     o    Authorization of shareholder rights plans.

     o    Labor protection provisions.

     o    Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

o    Proposals that allow shareholders to nominate directors.

We will vote against:

o    Classified boards, except in the case of closed-end mutual funds.

o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

o    Classes of shares with unequal voting rights.

o    Supermajority vote requirements.

o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

o    Extension of advance notice requirements for shareholder proposals.

o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

                               Capital Structure

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.
Pioneer will vote for:

o    Changes in par value.

o    Reverse splits, if accompanied by a reduction in number of shares.

o Share repurchase programs, if all shareholders may participate on equal terms.

o    Bond issuance.

o    Increases in "ordinary" preferred stock.

o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

o    Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:
o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

o Increase in authorized common stock. We will make a determination considering, among other factors:

     o    Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o    Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

o    Proposals to submit private placements to shareholder vote.

o    Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

                                  Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.
Pioneer will vote for:

o    401(k) benefit plans.

o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

o    Various issues related to the Omnibus Budget and Reconciliation Act of 1993
     (OBRA), including:

     o    Amendments to performance plans to conform with OBRA;

     o    Caps on annual grants or amendments of administrative features;

     o    Adding performance goals; and

     o    Cash or cash-and-stock bonus plans.

o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

o    Require that option repricings be submitted to shareholders.

o    Require the expensing of stock-option awards.

o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:
o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

     o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

           Dilution = (A + B + C) / (A + B + C + D), where
           A = Shares reserved for plan/amendment,
           B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

     o    The plan must not:

21. Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

22. Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

o    All other employee stock purchase plans.

o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

o    Elimination of stock option plans.

We will vote on a case-by case basis on these issues:
o    Limits on executive and director pay.

o    Stock in lieu of cash compensation for directors.

                              Corporate Governance
Pioneer will vote for:

o    Confidential Voting.

o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:
o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

o    Bundled proposals. We will evaluate the overall impact of the proposal.

o    Adopting or amending the charter, bylaws or articles of association.

o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:
o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

o    Limitations on stock ownership or voting rights.

o    Reduction in share ownership disclosure guidelines.

                           Mergers and Restructurings
Pioneer will vote on the following and similar issues on a case-by-case basis:
o    Mergers and acquisitions.

o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

o    Debt restructurings.

o    Conversion of securities.

o    Issuance of shares to facilitate a merger.

o    Private placements, warrants, convertible debentures.

o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.
                                  Mutual Funds
Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.
Pioneer will vote for:
o    Establishment of new classes or series of shares.

o    Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:
o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

o    Approval of new or amended advisory contracts.

o    Changes from closed-end to open-end format.

o    Authorization for, or increase in, preferred shares.

o    Disposition of assets, termination, liquidation, or mergers.

o Classified boards of closed-end mutual funds, but will typically support such proposals.

                                  Social Issues
Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

o    Conduct studies regarding certain issues of public concern and interest;

o Study the feasibility of the company taking certain actions with regard to such issues; or

o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention. Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.